SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    July 8, 2005
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                              PEOPLES BANCORP INC.
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             (Exact name of Registrant as specified in its charter)


                                     0-16772
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                             Commission File Number


                       Ohio                                  31-0987416
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  (State or other jurisdiction of incorporation)        (I.R.S. Employer
                                                         Identification Number)


              138 Putnam Street
                P.O. Box 738,
                Marietta, Ohio                      45750
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   (Address of principal executive office)        (Zip Code)


Registrant's telephone number, including area code:    (740) 373-3155
                                                     ------------------


                                 Not applicable
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           Index to Exhibits on Page 3

Section 8 - Other Events
        Item 8.01  Other Events

         Peoples Bank, National Association, a subsidiary of Peoples Bancorp Inc. (Nasdaq: PEBO), announced the recent elections of Jeffrey W. Franz and David L. Mead as directors of Peoples Bank. The release is included herewith as
Exhibit 99.

Section 9 - Financial Statements and Exhibits
        Item 9.01  Financial Statements and Exhibits

         (a) None required
         (b) None required
         (c) Exhibits


  EXHIBIT NUMBER             DESCRIPTION
---------------------      ------------------------------------
  99                         News Release issued July 8, 2005

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  July 11, 2005                  PEOPLES BANCORP INC.
                                      --------------------
                                      Registrant



                              By:/s/  MARK F. BRADLEY
                                      -------------------------------------
                                      Mark F. Bradley
                                      President and Chief Executive Officer



                                INDEX TO EXHIBITS

  Exhibit Number                    Description
----------------------------      ------------------------------------
  99                                News Release issued July 8, 2005